                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


     Filed by the Registrant  |X|
     Filed by a party other than the Registrant  |_|

     Check the appropriate box:
     |_| Preliminary Proxy Statement

     |_| Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))

     |X| Definitive Proxy Statement
     |_| Definitive Additional Materials
     |_| Soliciting Material Pursuant to ss. 240.14a-12

                               MM Companies, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X| No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     |_| Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                               MM COMPANIES, INC.
                        c/o Barington Capital Group, L.P.
                         888 Seventh Avenue, 17th Floor
                               New York, NY 10019

                                                                    July 8, 2003


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders which will be held on July 30, 2003, at 12:00 p.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022.

         The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

         After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy in the prepaid envelope to ensure that your shares will be represented at the meeting. If you have any questions or need assistance in voting your shares, please call our proxy solicitor:

                              D.F. King & Co., Inc.
                           48 Wall Street, 22nd Floor,
                            New York, New York 10005
                           Call collect: 212-269-5550

         A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 is enclosed.

         The Board of Directors looks forward to seeing you at the meeting.


                                          Sincerely yours,

                                          /s/ James A. Mitarotonda
                                          ------------------------

                                          James A. Mitarotonda
                                          President and Chief Executive Officer

                               MM COMPANIES, INC.
                        c/o Barington Capital Group, L.P.
                         888 Seventh Avenue, 17th Floor
                               New York, NY 10019


                               -------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 30, 2003


                               -------------------


TO THE STOCKHOLDERS OF MM COMPANIES, INC.:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of MM Companies, Inc. (the "Company"), will be held on July 30, 2003 at 12:00 p.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022, for the following purposes:

         1. To elect five directors to serve on the Board of Directors until the next annual meeting of stockholders;

         2. To ratify the selection of Rothstein, Kass & Company, P.C. as the Company's independent accountants for the fiscal year ending December 31, 2003; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

         All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.

         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is being mailed to stockholders along with the attached proxy statement.

         The Board of Directors has fixed the close of business on July 7, 2003, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. All holders of record of shares of the Company's common stock as of the record date will be entitled to attend, and vote at, the Annual Meeting.

         A complete list of stockholders entitled to vote will be available for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during normal business hours at the offices of the Company at 888 Seventh Avenue, 17th Floor, New York, New York 10019, for the 10-day period prior to the Annual Meeting.

         Stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy to ensure that your shares are represented at the Annual Meeting. Stockholders who attend the Annual Meeting may vote their shares personally, even though they have sent in proxies.

         The transfer books of the Company will close as of the end of business on July 7, 2003, for purposes of determining stockholders who are entitled to notice of and to vote at the Annual Meeting, but will not be closed for any other purpose.

July 14, 2003
New York, New York

                                 By Order of the Board of Directors


                                 /s/ James A. Mitarotonda
                                 James Mitarotonda
                                 President and Chief Executive Officer






--------------------------------------------------------------------------------
IMPORTANT: Please mark, date, sign and return the enclosed proxy as soon as possible. The proxy is revocable and it will not be used if you (i) give written notice of revocation to the Secretary of the Company at c/o Barington Capital Group, L.P., 888 Seventh Avenue, 17th Floor, New York, New York 10019, prior to the vote to be taken at the Annual Meeting, (ii) submit a later-dated proxy or
(iii) attend and vote at the Annual Meeting.
--------------------------------------------------------------------------------

                               MM COMPANIES, INC.
                               888 Seventh Avenue
                                   17th Floor
                            New York, New York 10019
                                  212-974-5730

                         Annual Meeting of Stockholders
                                  July 30, 2003

                               -------------------
                                 PROXY STATEMENT
                               -------------------

                 Information Concerning Solicitation and Voting

General

         The proxy accompanying this Proxy Statement is solicited by the Board of Directors of MM Companies, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on July 30, 2003 at 12:00 p.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022, and at any adjournment or adjournments thereof (the "Annual Meeting"). All proxies in the accompanying form which are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, such proxies will be voted FOR each of the proposals described in this Proxy Statement and in the discretion of the proxies named on the card with respect to any other matters properly brought before the Annual Meeting. A proxy may be revoked at any time before it is exercised by written revocation delivered to the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting.

         Only holders of record of the Company's common stock, par value $0.01 per share ("Common Stock"), at the close of business on July 7, 2003 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, 3,297,363 shares of Common Stock were issued and outstanding. Proposal One, the election of directors, will require an affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote. Proposal Two will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote.

         Abstentions and broker non-votes are treated as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. However, abstentions and broker non-votes will not be counted for the purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Therefore, abstentions and broker non-votes will not be counted as votes for, nor the withholding of authority for, the election of directors, but will have the effect of a vote against all other matters submitted to a vote of stockholders.

         Proxies may be solicited by the Company by mail, advertisement, telephone, facsimile, telegraph, and personal solicitation. The Company will be principally responsible for soliciting proxies and certain of the Company's officers, directors and other employees will solicit proxies and perform secretarial work in connection with the solicitation of proxies, for which no additional compensation will be paid. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward the Company's solicitation material to their customers for whom they hold shares. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Common Stock and obtaining voting instructions from beneficial owners of the Common Stock. The Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies and for related services. The Company will pay D.F. King & Co., Inc. a fee of up to $5,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Company has also agreed to indemnify D.F. King & Co., Inc. against certain liabilities and expenses, including liabilities and expenses under the federal securities laws. D.F. King & Co., Inc. will provide services to the Company including data compilation, mailing proxy materials, answering stockholder questions, telephoning stockholders and contacting brokers.

         The entire expense of printing, preparing, assembling and mailing proxy materials and the cost of soliciting proxies will be borne by the Company.

         This Proxy Statement and the accompanying proxy, together with a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, are being mailed to stockholders on or about July 14, 2003.

--------------------------------------------------------------------------------
IMPORTANT: WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK WILL BE VOTED. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         At the Annual Meeting, a Board of Directors consisting of five directors will be elected to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The board has selected five nominees named in the accompanying proxy, four of whom are current directors of the Company.

         The Board of Directors of the Company at the time of the annual meeting of shareholders consists of six members. According to the by-laws of the Company, the number of board members may be any number from one to seven, as determined by the Board of Directors. Two of the Company's current board members, Devarajan S. Puthukarai and Irwin Steinberg, have not been selected as nominees to serve as board members until the next annual meeting. The board has selected William J. Fox as a fifth nominee to the Board of Directors and will thereafter fix the number of members of the Board of Directors at five.

         Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them in favor of the nominees named below. If any nominee is unable or declines to serve as a director, the proxies may be voted for a substitute nominee designated by the current board.

         Unless authority to vote for directors is withheld, the Company intends that the shares represented by the enclosed proxy will be voted for the election of each of the nominees listed below. In the event such nominees become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of such nominees will be unable or unwilling to serve.

         The Board of Directors unanimously recommends a vote FOR each of the nominees for director listed below.

         Directors are elected by a plurality vote of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

Directors and Executive Officers

         Set forth below is certain information regarding the Company's directors and executive officers, including information furnished by them as to their principal occupations and business experience for the past five years, certain directorships held by each, their respective ages as of July 1, 2003 and the year in which each became a director of the Company. Each director has served continuously with the Company since his first election as indicated below.

Name                                          Age      Position
----                                          ---      --------
Seymour Holtzman.........................     67       Chairman of the Board of Directors
James Mitarotonda........................     49       Director, President and Chief Executive Officer
Jesse Choper.............................     67       Director
William J. Fox...........................     46       Director
Joseph Wright, Jr........................     64       Director
Melvyn Brunt.............................     59       Chief Financial Officer and Secretary

         Seymour Holtzman has served as Chairman of the Board since January 2001. Mr. Holtzman has been involved in the retail business for over 30 years. For many years he has been the President and Chief Executive Officer of Jewelcor, Inc., formerly a New York Stock Exchange company that operated a nationwide chain of retail stores. From 1986 to 1988, Mr. Holtzman was the Chairman of the Board and Chief Executive Officer of Gruen Marketing Corp., an American Stock Exchange company involved in the nationwide distribution of watches. For at least the last five (5) years, Mr. Holtzman has served as Chairman and Chief Executive Officer of Jewelcor Management, Inc., an entity primarily engaged in investment and management services; C.D. Peacock, Inc., a prominent Chicago, Illinois retail jewelry establishment; and S.A. Peck & Company, a retail and mail order jewelry company based in Chicago, Illinois. Mr. Holtzman is currently the Chairman of the Board of Casual Male Retail Group, Inc. (NASDAQ: CMRG) and Co-Chairman of the board of directors and Co-Chief Executive Officer of Liquid Audio, Inc. (OTC: LQID.PK). Mr. Holtzman has been an investor in the savings and loans industry since 1972 and director of banks in the thrift industry.

         James Mitarotonda is President, Chief Executive Officer and a director of the Company and has served in such capacities since January 2001. Mr. Mitarotonda also is Chairman of the Board, President and Chief Executive Officer of Barington Capital Group, L.P. He has held these positions at Barington for at least the last five years. Mr. Mitarotonda co-founded Barington Capital Group, L.P. in November 1991. Mr. Mitarotonda also is Chairman, President and Chief Executive Officer of Barington Companies Investors, LLC, the general partner of Barington Companies Equity Partners, L.P., a small capitalization value fund which seeks to be actively involved with its portfolio companies in order to enhance shareholder value. In addition, Mr. Mitarotonda is Co-Chairman of the board of directors and Co-Chief Executive Officer of Liquid Audio, Inc. (OTC:
LQID.PK). Mr. Mitarotonda also serves as an observer to the board of directors of FairMarket, Inc. (NASDAQ: FAIM). In May 1988, Mr. Mitarotonda co-founded Commonwealth Associates, an investment banking, brokerage and securities trading firm. Mr. Mitarotonda served as Chairman of the Board and Co-Chief Executive Officer of JMJ Management Company Inc., the general partner of Commonwealth Associates. From December 1984 to May 1988, Mr. Mitarotonda was Senior Vice President/Investments of D.H. Blair & Co., Inc., an investment bank, brokerage and securities trading firm. From July 1981 to November 1984, Mr. Mitarotonda was employed by Citibank, N.A. in an executive capacity having management responsibility for two of Citibank's business banking branches. During his tenure at Citibank, Mr. Mitarotonda became Regional Director of Citibank's Home Equity Financing and Credit Services. Mr. Mitarotonda began his career in 1979 at Bloomingdale's as a management trainee where he held various retail management positions. Mr. Mitarotonda was formerly a member of the Alumni Advisory Council of New York University's Stern School of Business and is a member of the Gotham Chapter of the Young President's Organization, where he formerly served on the Executive Committee and was formerly Chairman of Membership and Co-Chairman of Membership. Mr. Mitarotonda also is a member of the board of directors of The Friends of Green Chimney, a charitable organization. He graduated from New York University's Leonard N. Stern School of Business with a Master of Business Administration degree and from Queens College with a Bachelor of Arts degree in Economics.

         Jesse Choper has served as a member of the Company's board of directors since May 2001. Mr. Choper is the Earl Warren Professor of Public Law at the University of California at Berkeley School of Law where he has taught since 1965. Professor Choper was the Dean of the Law School from 1982 to 1992. He has been a visiting professor at Harvard Law School, Fordham Law School, University of Milan School of Law (Italy) and Universidad Autonoma Law School in Barcelona, Spain. From 1960 to 1961, Professor Choper was a law clerk for Supreme Court Chief Justice Earl Warren. He is a widely recognized author, lecturer, consultant and commentator on issues of constitutional law and corporation law. Mr. Choper serves as a member of the board of directors of Casual Male Retail Group, Inc. (NASDAQ: CMRG) and Liquid Audio, Inc. (OTC: LQID.PK).

         Mr. Fox has, since February 1999, been Chairman, President and Chief Executive Officer of AKI Inc. and President and CEO of AKI Holdings, Inc., an international multi-sensory marketing, advertising and sampling systems business. From 1992 until January 1999, Mr. Fox was Senior Executive Vice President of Revlon, Inc., President of Strategic and Corporate Development, Revlon Worldwide, Chief Executive Officer of Revlon Technologies, and, until December 1997, was Chief Financial Officer of Revlon, Inc. Mr. Fox was concurrently Senior Vice President of MacAndrews & Forbes Holdings Inc. At various times, beginning in April 1983, Mr. Fox was also an executive officer of MacAndrews, Revlon and several affiliates, including Technicolor Inc., The Coleman Company, New World Entertainment and Revlon Group Incorporated. Since April 2003, Mr. Fox has served as a member of the board of directors of Liquid Audio, Inc. (OTC: LQID.PK). Since October 2000, Mr. Fox has served as a director and Co-Chairman of Loehmann's Holdings Inc. (NASDAQ: LHMS). Mr. Fox also serves on the Advisory Board of Barington Companies Investors, LLC.

         Joseph R. Wright, Jr. has served as a member of the Company's board of directors since January 2001. Mr. Wright is President and Chief Executive Officer of PanAmSat Corporation (NASDAQ: SPOT), one of the largest providers of global video, voice and data broadcasting services via satellite, operating a worldwide network of 22 in-orbit spacecraft reaching 98% of the world's population. In the six years prior to this position in 2001, Mr. Wright was Vice Chairman of Terremark Worldwide, Inc. (AMEX: TWW), an operator of Network Access Points (NAPs) telecommunications data centers in the U.S., Europe and Latin America. Mr. Wright was also Chairman of GRC International, Inc., a public company providing advanced IT, Internet, and software systems technologies to government/commercial customers, which was sold to AT&T. He was also Co-Chairman of Baker & Taylor, a Carlyle majority-owned book/video/software distribution company. From 1989 to 1994, Mr. Wright was Executive Vice President, Vice Chairman and a director of W.R. Grace & Co., Chairman of Grace Energy Company, and President of Grace Environmental Company. From 1982 to 1989, Mr. Wright served as Deputy Director and Director of the Federal Office of Management and Budget (OMB) and was a member of the President Reagan's Cabinet. Prior to 1982, Mr. Wright served as Deputy Secretary of the U.S. Department of Commerce. He previously held positions as President of two Citibank subsidiaries, partner of Booz Allen and Hamilton and various management/economic positions in the U.S. Departments of Commerce and Agriculture. Mr. Wright currently serves on the board of directors/advisors of Terremark Worldwide, Inc., Titan Corp., Baker & Taylor, Verso Technologies Inc., Proxim Corp. and AT&T Government Solutions. Mr. Wright graduated from Yale University with a Master Degree in Industrial Administration and from Colorado School of Mines with a Professional Engineering Degree.

         Melvyn Brunt is Secretary and Chief Financial Officer of the Company and has served in such capacity since January 2002. Prior to that time, Mr. Brunt was a director and Chief Financial Officer of Davies Turner & Co., an international freight forwarding company with offices throughout the United States. From 1996 to 2001 he was President of Air Mar Inc., located in Puerto Rico, and a director of TCX International Inc., located in Miami. Both of those companies provide logistics support services to a wide variety of importing and exporting client companies.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information known to us with respect to the beneficial ownership of the Common Stock as of June 26, 2003 by
(1) all persons who are beneficial owners of 5% or more of the Common Stock, (2) each director and nominee, (3) the named officer in the Summary Compensation Table below, and (4) all directors and executive officers as a group.

         The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of June 26, 2003, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. Except as otherwise indicated in the table, the address of the stockholders listed below is that of the Company's principal executive offices. Directors or executive officers not included in the table below do not hold Common Stock.

                                                                                              Percent of Total
Name and Address                                                      Number of Shares      Shares Outstanding(1)
----------------                                                      ----------------      ---------------------
         Principal Stockholders
BCG Strategic Investors LLC                                             1,271,466(2)                37.9%
c/o Barington Capital Group, LP
888 Seventh Avenue, 17th Floor
New York, NY  10019

Rho Management Trust I                                                    288,432(3)                8.5%
152 West 57th Street, Floor 23
New York, NY  10019-3310

         Officers and Directors
Jesse Choper                                                               14,159(4)                  *
Seymour Holtzman                                                          185,000(5)                5.6%
James Mitarotonda                                                         185,000(6)                5.6%
Devarajan S. Puthukarai                                                   139,210(7)                4.1%
Irwin H. Steinberg                                                         52,503(8)                1.6%
Joseph Wright, Jr.                                                         16,461(9)                  *
All executive officers and directors as a group (6 persons)               592,333                  15.3%

* Less than 1%

(1) Percentage of beneficial ownership is calculated assuming 3,288,971 shares of Common Stock were outstanding on June 26, 2003.

(2) Includes 1,209,866 shares held by BCG Strategic Investors LLC whose members include, but are not limited to, James Mitarotonda, Joseph Wright, Jr., dot com Investment Corp. whose President and sole director is Seymour Holtzman, Barington Capital Group, L.P. whose general partner is LNA Capital Corp., and of which the Chairman, President and CEO is James Mitarotonda, and Barington Companies Equity Partners, L.P., whose general partner is Barington Companies Investors, LLC, of which the managing member is Mr. Mitarotonda. This figure also includes 18,500 shares held by Barington Capital Group L.P., 26,200 shares held by dot com Investment Corp. and 16,900 shares held by Barington Companies Equity Partners, L.P.

(3) Includes 78,790 shares of Common Stock issuable upon exercise of Series B warrants and 43,828 shares of Common Stock issuable upon exercise of Series C warrants. Rho Management Partners L.P., a Delaware limited partnership, may be deemed the beneficial owner of shares registered in the name of Rho Management Trust I, under an investment advisory relationship by which Rho Management Partners L.P. exercises sole voting and investment control over Rho Management Trust I's shares and warrants.

(4) Consists of options to purchase 7,500 shares of Common Stock and 6,659 shares of restricted Common Stock.

(5) As of December 19, 2002, the Company granted Mr. Holtzman a stock appreciation right with respect to 185,000 shares of Common Stock. Does not include Common Stock owned by BCG Strategic Investors LLC or dot com Investment Corp. Mr. Holtzman is a managing member of BCG Strategic Investors LLC and the President and sole director of dot com Investment Corp. Mr. Holtzman disclaims beneficial ownership of such shares, except to the extent of his respective pecuniary interest therein.

(6) As of December 19, 2002, the Company granted Mr. Mitarotonda a stock appreciation right with respect to 185,000 shares of Common Stock. Does not include shares of Common Stock owned by BCG Strategic Investors LLC, Barington Capital Group L.P. or Barington Companies Equity Partners, L.P. Mr. Mitarotonda is a managing member of BCG Strategic Investors LLC, the Chairman, President and CEO of LNA Capital Corp., the general partner of Barington Capital Group L.P., and the managing member of Barington Company Investors, LLC, the general partner of Barington Companies Equity Partners, L.P. Mr. Mitarotonda disclaims beneficial ownership of such shares, except to the extent of his respective pecuniary interest therein.

(7) Consists of an option to purchase 22,997 shares of Common Stock, an option to purchase 63,756 shares of Common Stock, an option to purchase 10,000 shares of Common Stock, and 42,457 shares of restricted Common Stock.

(8) Includes an option to purchase 5,000 shares of Common Stock, a warrant to purchase 16,940 shares of Common Stock, an option to purchase 10,000 shares of Common Stock, 8,541 shares of restricted Common Stock, and a warrant to purchase 6,048 shares of Common Stock held by Mr. Steinberg's spouse and three children.

(9) Consists of an option to purchase 7,500 shares of Common Stock and 8,961 shares of restricted Common Stock.

Committees of the Board of Directors and Compensation

         The Board of Directors has designated an Audit Committee of the Board of Directors, which consists of the following independent directors: Mr. Steinberg and Mr. Wright. The Audit Committee is responsible for reviewing, along with our independent public accountants, the scope of our accounting audits, as well as our corporate accounting practices and policies. The Audit Committee reviews our accounting and financial controls, and makes itself available to our independent public accountants for any necessary consultation.

         The Board of Directors as then constituted approved the dissolution of the Compensation Committee on January 23, 2001 and has assumed the roles generally carried out by the Compensation Committee. Since such time, the Board of Directors has undertaken to review the performance of our management and recommend and approve the compensation of and the issuance of stock options, if any, to executive officers and employees under our stock option plan.

         During 2002, there were three meetings of the Board of Directors and no meetings of the Audit Committee. Each director attended 75% or more of the meetings of the Board of Directors and of the committees of the Board of Directors on which the director served during the period for which he was a director or committee member. In 2003, the Board of Directors held a meeting to review the audited financial statements.

         The Audit Committee did not review or discuss the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 and the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

Irwin H. Steinberg
Joseph Wright, Jr.

         There is no standing Nominating Committee of the Board of Directors.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

None.

                             Executive Compensation

         The following table sets forth all compensation awarded to, earned by, or paid for the years ended December 31, 2002, 2001 and 2000 for services rendered to the Company for each person who acted as the Company's chief executive officer during the year ended December 31, 2002 and its most highly compensated executive officer other than the chief executive officer serving as an executive officer at December 31, 2002 (the "Named Executive Officer").

                           Summary Compensation Table

                                                                                                         Long-Term
                                                                                                       Compensation
                                                                 Annual Compensation                      Awards
                                                  -------------------------------------------------    -------------
                                                                                                        Number of
                                                                                                         Shares
          Name and Principal Position               Year          Salary($)           Bonus($)        Underlying SARs
                      (a)                            (b)            (c)                 (d)                  (g)
-----------------------------------------------  ---------  -------------------  -----------------    ---------------
James A. Mitarotonda                              2002               $60,000                   --            185,000(2)
President and Chief Executive Officer (1)         2001               $46,923                   --                 --
                                                  2000                    --                   --                 --

(1) Mr. Mitarotonda was appointed President and Chief Executive Officer of the Company on January 18, 2001.

(2) As of December 19, 2002, the Company granted Mr. Mitarotonda stock appreciation rights with respect to 185,000 shares of Common Stock at a base price of $1.852 per share.

                               SAR Grants in 2002

         The following table sets forth information regarding the grant of SARs to the Named Executive Officer during the fiscal year ended December 31, 2002. Potential realizable value assumes that the Common Stock appreciates at the indicated annual rate (compounded annually) from the grant date until the expiration of the option term and is calculated based on the requirements of the Securities and Exchange Commission. Potential realizable value does not represent the Company's estimate of future stock price growth.

                                                 Individual Grants
                             ------------------------------------------------------------
                                               Percentage of                                Potential Realizable Value at
                                 Number of        Total                                     Assumed Annual Rates of Stock
                                Securities      Options/SARs                                    Price Appreciation for
                                Underlying       Granted to     Exercise or                        Option Term (1)
                               Options/SARs     Employees in    Base Price    Expiration    -----------------------------
           Name                   Granted        Fiscal 2002       ($/Sh)        Date       5% ($)               10% ($)
            (a)                     (b)              (c)            (d)          (e)         (f)                   (g)
           ----                   -------        -----------       ------        ----       ------               -------

James A. Mitarotonda(2)       185,000          100%             $ 1.852       12/19/07      17,131               34,262

(1) Potential Realizable Value assumes that the Common Stock appreciates at the indicated annual rate (compounded annually) from the grant date until the expiration of the option term and is calculated based on the requirements promulgated by the Securities and Exchange Commission. Potential Realizable Value does not represent the Company's estimate of future stock price growth.

(2) As of December 19, 2002, the Company issued stock appreciation rights with respect to 185,000 shares of Common Stock to James Mitarotonda pursuant to a stockholder agreement. The stock appreciation rights provide for the payment in cash, upon exercise, of an amount equal to the excess value, if any, by which the market value of the Common Stock on the date of exercise exceeds $1.852 per share as adjusted from time to time.

                            Compensation of Directors

         Non-employee directors are granted an option to purchase 7,500 shares of Common Stock upon their initial election or appointment to the Board of Directors. Each non-employee member of the Board of Directors receives an aggregate number of shares of Common Stock with a fair market value of $3,000 for each Board of Directors meeting attended in person and an aggregate number of shares of Common Stock with a fair market value of $500 for each board meeting attended via telephone. Mr. Holtzman did not receive a grant of an option to purchase shares of Common Stock upon his initial appointment to the Board of Directors nor does he receive grants of shares of Common Stock for attending meetings of the Board of Directors. Mr. Holtzman receives compensation described in the "Employment Agreements and Consulting Agreements" section below.

         Board members are reimbursed for reasonable expenses incurred in connection with attending meetings of the Board of Directors and of committees of the Board of Directors.

                 Employment Agreements and Consulting Agreements

         Effective July 1, 2001, Barington Capital Group, L.P. made available to the Company the services of a Barington employee to serve as the chief financial officer and secretary of the Company, and began providing the Company with the assistance of certain other Barington employees and the use of office space and administrative services provided by Barington. In consideration of the foregoing, the Company paid Barington a $21,500 monthly fee which fee was reduced from $23,500 per month as of April 1, 2003. This fee includes the provision for occupancy, computer, telephone, fax, Internet access, office supplies and stationery and printing expenses. In addition, the Company pays $5,000 per month to Mr. Mitarotonda for services performed in his capacity as President of the Company. Lastly, the Company pays $12,000 per month to Jewelcor Management, Inc. ("Jewelcor"), an entity for which Mr. Holtzman serves as Chairman and Chief Executive Officer. This fee is for services performed by Mr. Holtzman in his capacity as Chairman of the Board of the Company and for services of other Jewelcor employees provided to the Company.

Indemnification of Directors and Officers

         The Company's Amended and Restated Certificate of Incorporation and Amended Bylaws provide that the Company shall indemnify its directors and officers to the full extent permitted by the Delaware General Corporation Law. Under these provisions, any director or officer who, in his or her capacity as such, is made or threatened to be made a party to any suit or proceeding, may be indemnified if the Board of Directors determines that the director or officer acted in good faith and in a manner the director or officer reasonably believed to be in, or not opposed to, the best interests of the Company. The Amended and Restated Certificate of Incorporation, Amended Bylaws, and Delaware law further provide that indemnification is not exclusive of any other rights to which directors and officers may be entitled under our Amended and Restated Certificate of Incorporation, Amended Bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise.

         The Company has the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any expense, liability, or loss incurred by that person in the capacity he served for the Company or arising out of his status as such, whether or not the Company would have the power to indemnify that person against similar liability under Delaware law. The Company has director and officer insurance coverage which insures our directors and officers against liability of up to $10,000,000 in the aggregate each policy year.

Report of the Board of Directors with respect to Compensation

         Since the dissolution of the Company's Compensation Committee on January 23, 2001 the Board of Directors has undertaken to review the performance of the Company's management and recommend and approve the compensation of and the issuance of stock options to executive officers and employees under the Company's stock option plan. In addition, the Board of Directors reviews compensation levels of other employees and reviews other compensation-related issues.

         General Compensation Policy. The fundamental policy of the Board of Directors is to provide the Company's executive officer with competitive compensation opportunities based upon his contribution to the Company's development and financial success and his personal performance. The compensation package for the executive officer is comprised of base salary and equity incentive awards.

         Base Salary. The Board of Directors strives to offer a salary to its executive officer, which is competitive with salaries offered by companies of similar size and capitalization in the Company's industry. The base salary is reviewed on an annual basis and is subject to adjustment based upon the individual's contribution to the Company and changes in salary levels offered by comparable companies. The executive officer's salary is determined and approved by the Board of Directors.

         Equity Incentives. The Board of Directors believes that employee equity ownership is highly motivating, provides a major incentive to employees to build stockholder value and serves to align the interests of employees with the interests of the Company's stockholders. In determining the amount of equity compensation to be awarded to the executive officer in any fiscal year, the Board of Directors considers the position of the officer, the current stock ownership of the officer, the number of shares which continue to be subject to vesting under outstanding options and the expected future contribution of the officer to the Company's performance, giving primary weight to the officer's position and his expected future contributions. In addition, the Board of Directors compares the stock ownership and options held by each officer with the other officer's equity positions and each officer's experience and value to the Company.

         CEO Compensation. During the fiscal year ended December 31, 2002, James
A. Mitarotonda received a base salary of $60,000 and stock appreciation rights with respect to 185,000 shares of Common Stock, with an base price of $1.852 per share, for services performed in his capacity as President and Chief Executive Officer. See "Executive Compensation" above.

James Mitarotonda
Seymour Holtzman
Jesse Choper
Devarajan S. Puthukarai
Irwin H. Steinberg
Joseph Wright, Jr.

         This Report on Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

COMPANY STOCK PRICE PERFORMANCE

         The graph below compares the cumulative total stockholder return on the Common Stock, the Wilshire Small Capital Index and the S&P 500 Industrial Index. Cumulative total stockholder return represents share value appreciation through December 31, 2002, assuming the investment of $100 in the Common Stock at the Company's initial public offering on July 7, 1999 and in each of the other indexes on the same date, and reinvestment of all dividends. The Company's stockholder return illustrated below includes a cash distribution of $3.00 per share paid to all stockholders of record on March 1, 2001. The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of Common Stock.


                                  [LINE GRAPH]

         The above graph was plotted using the following data:

                                             Cumulative Total Return
                                             -----------------------
                                           7/7/99             12/31/2002
                                           ------             ----------
MM COMPANIES, INC.                          100.00                 1.46
WILSHIRE SMALL CAPITAL INDEX                100.00                90.32
S & P 500 INDUSTRIAL INDEX                  100.00                61.78

                                  PROPOSAL TWO

       RATIFICATION OF THE APPOINTMENT OF ROTHSTEIN, KASS & COMPANY, P.C.
                           AS INDEPENDENT ACCOUNTANTS

         Management has selected Rothstein, Kass & Company, P.C. as the independent accountants to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 2003, subject to ratification by the stockholders at the Annual Meeting. Rothstein, Kass & Company, P.C. has audited the Company's financial statements since September 18, 2002.

         A representative of Rothstein, Kass & Company, P.C. is expected to be present at the Annual Meeting and will have the opportunity to make a statement, and will be available to answer questions from stockholders.

         On September 18, 2002, our previous auditor, Ernst & Young LLP ("E&Y") resigned as the independent auditors of the Company. E&Y's reports on the financial statements of the Company for the years ended December 31, 2000 and 2001 contained a separate paragraph describing events that raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. During the years ended December 31, 2000 and 2001 and any subsequent interim period preceding the date of the resignation of E&Y, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement with its report.

         The Board of Directors recommends that the stockholders vote "For" ratification of the appointment of Rothstein, Kass & Company, P.C. as the Company's independent accountants.

         Approval of Proposal Two will require the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote.

                                   Audit Fees

         Rothstein, Kass and Company, P.C. billed the Company $25,000 for the independent audit of the Company's annual financial statements for the year ended December 31, 2002 and for the review of the financial statements included in the Company's quarterly report for the nine months ended September 30, 2002. The Company's previous auditors, E&Y, billed the Company $19,700 for the independent review of the financial statements included in the Company's quarterly reports for the three months ended March 31, 2002 and the six months ended June 30, 2002. E&Y billed the Company $63,333 for the independent audit of the financial statements included in the Company's annual financial statements included in the annual report for the year ended December 31, 2001 and for the quarterly reports filed for the nine months ended September 30, 2001, six months ended June 30, 2001 and three months ended March 31, 2001. In addition, E&Y billed the Company $16,000 for the independent audit of the Company's financials for the six months ended June 30, 2001.

                                    Tax Fees

         E&Y billed the Company $11,000 for tax consultation services related to
Section 382 provisions of the Internal Revenue Code for the fiscal year ended December 31, 2002.

                                 All Other Fees

         E&Y billed the Company $2,000 related to the transition of the Company's auditors for the fiscal year ended December 31, 2002.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2004 annual meeting must be received by the Company no later than April 2, 2004 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Any such proposal should be addressed to the Company's Secretary and delivered to the Company's principal executive offices at c/o Barington Capital Group, L.P., 888 Seventh Avenue, 17th Floor, New York, New York 10019.

         If a stockholder of the Company wishes to present a proposal at the 2004 annual meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no later than May 16, 2004. If a stockholder fails to provide timely notice of a proposal to be presented at the 2004 annual meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission. Based solely on a review of the copies of such reports and written representations from the reporting persons that no other reports were required, the Company believes that during the fiscal year ended December 31, 2002, its executive officers, directors and greater than 10% stockholders filed on a timely basis all reports due under Section 16(a) of the Exchange Act, except that Mr. Choper belatedly filed in April 2002 a Form 3 due in 2001.

                                  OTHER MATTERS

         There is no reason to believe that any other business will be presented at the 2003 Annual Meeting; however, if any other business should properly and lawfully come before the 2003 Annual Meeting, the proxies will vote in accordance with their best judgment.

                           BY ORDER OF THE BOARD OF DIRECTORS


                           /s/ James A. Mitarotonda
                           ----------------------------------------------
                           James A. Mitarotonda
                           President and Chief Executive Officer

July 14, 2003
New York, New York

PROXY CARD
                               MM COMPANIES, INC.
                         888 Seventh Avenue, 17th Floor
                            New York, New York 10019
                                  212-974-5730

         The undersigned hereby appoints James Mitarotonda and Melvyn Brunt, or either of them, as proxies with full powers of substitution, to vote all shares of the common stock, par value $.01 per share, of MM Companies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on July 30, 2003 and at any adjournment thereof, upon the items described in the Proxy Statement. The undersigned acknowledges receipt of notice of the meeting and the Proxy Statement.

A. Election of (PROPOSAL ONE):
                NOMINEE              FOR          WITHHOLD AUTHORITY FOR
       Jesse Choper                  |_|                    |_|
       William J. Fox                |_|                    |_|
       Seymour Holtzman              |_|                    |_|
       James A. Mitarotonda          |_|                    |_|
       Joseph Wright, Jr.            |_|                    |_|

B. Proposal to ratify the appointment of Rothstein, Kass & Company, P.C. as independent accountants of the Company for the fiscal year ending December 31, 2003 (PROPOSAL TWO)
                  FOR               AGAINST                 ABSTAIN
                  |_|                 |_|                     |_|

C. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting
                  FOR               AGAINST                ABSTAIN
                  |_|                 |_|                    |_|

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

         This Proxy, when properly executed will be voted as directed herein. If no instructions are given, the shares represented by this proxy will be voted "FOR" each of the nominees set forth in PROPOSAL One and "FOR" PROPOSAL Two and in the discretion of the proxy holders as to other business.

         Please date and sign this proxy exactly as your name appears hereon.



-----------------------      --------------------------------------------------
Date                         Signature of Owner



                             --------------------------------------------------
                             Additional Signature of Joint Owner (if any)

                             If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.